UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2014

DIVERSIFIED RESTAURANT HOLDINGS, INC.

(Name of registrant in its charter)

Nevada	000-53577	03-0606420
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
27680 Franklin Road Southfield, MI 48034
(Address of principal executive offices)

Registrant's telephone number:  (248) 223-9160

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]

Written communications pursuant to Rule 425 under the Securities Act

[   ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

 Item 1.01 Entry into a Material Definitive Agreement.

Sale and Leaseback Transaction

On October 6, 2014, Diversified Restaurants Holdings, Inc. (the “Company”) entered into a sale and leaseback transaction by causing the wholly-owned real estate holding subsidiaries listed in the table below (the “Real Estate Subsidiaries”) to enter into a Purchase and Sale Agreement (the “Purchase and Sale Agreement”) with Spirit Master Funding IX, LLC (“Purchaser”). The Real Estate Subsidiaries and the restaurant with which the real property is associated are listed in the table below:

Real Estate Subsidiary	Associated Restaurant
Avon Burgers Real Estate. Inc.	Avon Bagger Dave’s Restaurant
Greenwood Burgers Real Estate. Inc.	Greenwood Bagger Dave’s Restaurant
Westfield Burgers Real Estate. Inc.	Carmel Bagger Dave’s Restaurant
AMC Canton Real Estate. Inc.	Canton Bagger Dave’s Restaurant*
Cascade Burgers Real Estate. Inc.	Cascade Bagger Dave’s Restaurant
AMC Birch Run Real Estate. Inc.	Birch Run Bagger Dave’s Restaurant*
AMC Birch Run Real Estate. Inc.	Birch Run Buffalo Wild Wings Restaurant*
AMC Bagley Real Estate. Inc.	Gaylord Buffalo Wild Wings Restaurant
Ansley Group, L.L.C.	Clinton Township Buffalo Wild Wings Restaurant
AMC Brandon Real Estate. Inc.	Brandon Buffalo Wild Wings Restaurant
AMC Hammond Real Estate. Inc..	Hammond Brandon Buffalo Wild Wings Restaurant*
AMC Wesley Chapel Real Estate Inc.	Wesley Chapel Buffalo Wild Wings Restaurant*

                                              *Under construction

The aggregate sales price for the properties is $24,632,331. Closing on all properties other than those restaurants under construction is anticipated to occur within the next 45 days. Closing on the remaining properties is expected to occur within 15 days of the final inspection.   Closing on the sale of all properties is subject to customary diligence by Purchaser and satisfaction of other conditions precedent to closing.

The parties anticipate that at the closing, the Purchaser will assume the leases with certain wholly-owned subsidiaries of the Company for the existing structures, subject to amendment prior to closing to ensure the triple net nature of the leases. The parties also anticipate that the Purchaser and certain wholly-owned affiliates of the Company shall enter into new triple net leases for the properties under construction upon their completion. We expect that the leases will generally be for a 15-year term with four, five-year extension options and that lease payments will be guaranteed by the Company.

 Item 7.01 Regulation FD Disclosure.

On October 9, 2014, the Company issued a press release announcing the entry into the Sale and Leaseback Agreement. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01 Financial Statement and Exhibits

(d) Exhibits

Exhibit No.      Description

99.1     Press Release dated October 9, 2014

SIGNATURES

In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DIVERSIFIED RESTAURANT HOLDINGS, INC.

Dated: October 10, 2014	By:	/s/ David G. Burke
	Name:	David G. Burke
	Title:	Chief Financial Officer (Principal Financial and Accounting Officer)

 Exhibit Index

Exhibit No.      Description

99.1     Press Release dated October 9, 2014

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